EXHIBIT 10.11

                                 AMENDMENT NO. 3


         AMENDMENT NO. 3 dated as of November 14, 1997 (this "Amendment") between HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), and DLJ MORTGAGE CAPITAL, INC., a Delaware corporation (the "Lender").

                              W I T N E S S E T H:

         WHEREAS the Borrower and the Lender have entered into a Revolving Credit Agreement dated as of August 22, 1995, as amended and restated in its entirety by that certain Amended and Restated Revolving Credit Agreement dated as of December 29, 1995, as amended further by Amendment No. 1 to Amended and Restated Revolving Credit Agreement dated as of February 26, 1996, those certain two side letters each dated February 29, 1996, that certain side letter dated March 22, 1996, and that certain side letter dated March 1997, as further amended by Amendment No. 2 dated as of October 10, 1997 (as the same may be amended and/or modified from time to time, the "Credit Agreement");

         WHEREAS the Borrower has requested certain amendments to the Credit Agreement; and

         WHEREAS, subject to the terms and conditions set forth herein, the Lender is willing to make such amendments.

         NOW THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions. Each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         SECTION 2. Representations and Warranties. The Borrower acknowledges, covenants, warrants, represents and agrees that:

          (a) no Material Adverse Change or Material Adverse Effect has occurred since December 29, 1996;

          (b) there are no judgments against the Borrower or any of its Subsidiaries in any court of the United States and there is no litigation, active, pending or threatened, against the Borrower or any of its Subsidiaries which



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might adversely affect the Borrower's or any of its Subsidiaries'  ability to pay when due any amounts which may become payable in respect of the Loans;

          (c) no default, nor event which with notice and/or passage of time would constitute a default, has occurred and is continuing under the Loan Documents;

          (d) there are no offsets, defenses or counterclaims to the Borrower's obligations under the Loans and the Loan Documents; and

          (e) the Borrower has not entered into any agreements with creditors or third parties that expressly or otherwise prohibit the Borrower from entering into this Amendment.

         SECTION 3. Amendment to Section 1.1 of the Credit Agreement. (a) The Borrower and the Lender hereby agree that the following definitions are either amended and restated in their entirety to read as follows or added in their appropriate alphabetical order to Section 1.1 of the Credit Agreement:

         "Commitment" means the Revolving Credit Commitment and the Term Loan Commitment, collectively.

         "Courtyard Hotel" means a hotel property operated as a Courtyard by Marriott(R) and managed by Marriott International, Inc.

         "Final Borrowing Date" means December 31, 1997.

         "First Supplemental Facility" means the First Supplemental Credit Agreement dated as of November 14, 1997 between the Borrower and the Lender in the aggregate principal amount of up to $75,000,000, as the same may hereafter be amended, supplemented or otherwise modified from time to time.

         "Lending Office" means, with respect to the Lender, the office located at 277 Park Avenue, New York, New York 10172 or such other office of the Lender as the Lender may from time to time specify to the Borrower.

         "Loan" or "Loans" means a Revolving Credit Loan or Revolving Credit Loans and/or a Term Loan or Term Loans, as the context shall require.

         "Mortgage Documents" means with respect to any Hotel Facility, a Mortgage, a Subordination Nondisturbance Agreement and the other documents relating thereto, including financing statements on Form UCC-1, subject to appropriate revisions for state or property specific requirements.


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


         "Notes"   means  the   Revolving   Credit   Note  and  the  Term  Note,
collectively.

         "Perfection Event" means the earlier of November 1, 1998 and the occurrence of an Event of Default.

         "Proposed Hotel Facility" means any Real Estate or Lease comprising an operating facility offering hotel or other lodging services which the Borrower proposes to include as collateral for the Loans.

         "Proposed   Hotel  Facility   Statement"   means  a  certificate  of  a
Responsible Officer providing each of the following:

                  (i) details of the location of the Proposed Hotel Facility and the real estate interest;

                  (ii) certification (based on information available to the Borrower after diligent enquiry) as to the proposed annual Base Rent under the proposed Operating Lease of the Proposed Hotel Facility;

                  (iii) audited balance sheets if available, or pro forma balance sheets, of the owner or operator of the Proposed Hotel Facility, and the related consolidated statements of income, retained earnings and cash flows of such owner or operator for its previous three (3) fiscal years;

                  (iv) audited balance sheets if available, or pro forma balance sheets, in respect of the Proposed Hotel Facility and the related consolidated statements of operations, changes in owner's equity (deficit) and cash flows in respect of such Proposed Hotel Facility, for the previous three (3) fiscal years;

                  (v) a written report of an investigation by an environmental consultant, reasonably acceptable to the Lender, addressing any significant environmental, health and safety violations, hazards or liabilities to which the owner or operator of the Proposed Hotel Facility may be subject, which report shall demonstrate, to the reasonable satisfaction of the Lender, that the Proposed Hotel Facility and the operations thereof are in compliance in all material respects with all applicable Environmental Laws and are not subject to any material Environmental Liabilities and Costs;

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                 (vi) a copy of the proposed  form of  Operating  Lease and, if applicable, Management Agreement;

                  (vii) a copy of the proposed form of Limited Rent Guaranty, if applicable;

                  (viii) the names of the proposed Operating Lessee and, if applicable, Manager;

                  (ix) a copy of a recent market study in respect of the Proposed Hotel Facility;

                  (x) a current title report and survey in respect of the Proposed Hotel Facility, issued by a title company/surveyor reasonably acceptable to the Lender; and

                  (xi) a written report of an investigation by an engineering consultant reasonably acceptable to the Lender.

         "Revolving Credit Commitment" means the obligation of the Lender to make Revolving Credit Loans in an aggregate amount not to exceed $200,000,000 (as the same may be reduced from time to time pursuant to Section 2.4).

         "Revolving Credit Loan" or "Revolving Credit Loans" means the revolving credit loan or loans made by the Lender to the Borrower pursuant to Article II.

         "Revolving Credit Note" means a promissory note of the Borrower payable to the order of the Lender in a principal amount equal to the amount of the Revolving Credit Commitment as originally in effect, in substantially the form of Exhibit A-1, evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the Revolving Credit Loans made by the Lender.

         "Second Supplemental Facility" means the Second Supplemental Credit Agreement dated as of November 14, 1997 between the Borrower and the Lender in the aggregate principal amount of up to $130,000,000, as the same may hereafter be amended, supplemented or otherwise modified from time to time.

         "Supplemental Facilities" means the First Supplemental Facility and the Second Supplemental Facility, collectively.

         "Term Loan Commitment" means the obligation of such Lender to make Term Loans to the Company in an aggregate amount not to exceed $50,000,000 (as the same may be reduced from time to time pursuant to Section 2.4).

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

         "Term Loan" or "Term Loans" means the term loan or loans made by the Lender to the Borrower pursuant to Article II.

         "Term Loan Effective Date" means the date of first Term Loan made pursuant to Article II.

         "Term Note" means a promissory note of the Borrower payable to the order of the Lender in a principal amount equal to the amount of the Term Commitment as originally in effect, in substantially the form of Exhibit A-2, evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the Term Loans made by the Lender.

         (b) The definition of "Second Facility" is hereby deleted and any references in the Credit Agreement to Second Facility shall be deemed to refer to the "Supplemental Facilities".

         SECTION 4. Amendment to Section 2.1 of the Credit Agreement. The Borrower and the Lender hereby agree that Section 2.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

         2.1 The Loans. On the terms and subject to the conditions contained in this Agreement, the Lender agrees to make to the Borrower from time to time on any Business Day (a) during the period from the date hereof to and including the Final Maturity Date Revolving, Credit Loans in an aggregate outstanding amount not to exceed the Revolving Credit Commitment, and (b) during the period from the date hereof to and including the Final Borrowing Date, Term Loans in an aggregate amount not to exceed the Term Loan Commitment. Within the limits of the Revolving Credit Commitment and subject to the other terms and conditions hereof, amounts prepaid pursuant to Section 2.6(b) in respect of Revolving Credit Loans may be reborrowed under this Section
         2.1 up to and including the Final Maturity Date. After the Final Maturity Date, no portion of the Revolving Credit Commitment may be borrowed or reborrowed and no portion of the Term Loan Commitment may be borrowed. The Revolving Credit Loans shall be evidenced by the Revolving Credit Note and the Term Loans shall be evidenced by the Term Note. The Lender is authorized to endorse, at any time, the date and amount of each Revolving Credit Loan or Term Loan and the date and amount of each payment of principal with respect to the Revolving Credit Loans or Terms Loans (as the case may be) on the schedule annexed to and constituting a part of the Revolving Credit Note

                                       5

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         and Term Note,  respectively,  which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

         SECTION 5. Amendment to Section 2.2 of the Credit Agreement. The Borrower and the Lender hereby agree that the first and second sentences of
Section 2.2(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

         Each Loan shall be made on notice, given by the Borrower to the Lender not later than 12:00 noon (New York City time) on the fifth (5th) Business Day prior to the date of the proposed Loan. Each such notice (a "Notice of Borrowing") shall be in substantially the form of Exhibit B, specifying therein (i) the date of such proposed Loan, (ii) the amount of such proposed Loan, (iii) the account or accounts to which the Loan should be made, (iv) the details of the Approved Hotel Facility or Facilities or other permitted use for which the proceeds of the proposed Loan shall be used, and (v) whether the proposed Loan is a Revolving Credit Loan or a Term Loan.

         SECTION 6. Amendment to Section 2.4 of the Credit Agreement. The Borrower and the Lender hereby agree that Section 2.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

         2.4. Reduction and Termination of the Commitment. The Borrower may, upon at least three Business Days' prior notice to the Lender, terminate in whole or reduce in part the unused portions of either Commitment without premium or penalty; provided, however, that the Term Loan Commitment shall be reduced to zero before any reduction in the Revolving Credit Commitment can be made; and provided, further, any partial reduction shall be in the aggregate amount of not less than $10,000,000.

         SECTION 7. Amendment to Section 2.6 of the Credit Agreement. The Borrower and the Lender hereby agree that Section 2.6 of the Credit Agreement is amended as follows:

          (a) The first sentence of Section 2.6(a) is amended and restated in full as follows:

         The Borrower may, upon at least ten (10) Business Days' prior notice to the Lender, stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding


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



         principal amount of the Loans in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid without premium or penalty; provided that the Loans under the Supplemental Facilities shall have been theretofore repaid in full; and provided, however, further, that any prepayment of the Loans bearing interest at the Eurodollar Rate made other than on the last day of an Interest Period for the Loans to be repaid shall be subject to payment by the Borrower to the Lender of any costs, fees or expenses incurred by the Lender in connection with such prepayment including, without limitation, any costs to unwind any Eurodollar Rate contracts or Interest Rate Contracts. Any partial prepayment shall be applied first to the Term Loans and second to the Revolving Credit Loans, and, in the case of the Revolving Credit Loans and Terms Loans, to the installments of principal of such Loans in the inverse order of maturity. (b) The following Section 2.6(d) is added to Section 2.6:

                  (d) Upon receipt by the Borrower or its Subsidiaries of proceeds of any issuance of debt or equity securities, the Borrower shall forthwith prepay the Loans and the Loans made under the Supplemental Facilities in the following order:
                  First, to the repayment of the Loans made under the Second Supplemental Facility, Second, to the repayment of the Loans made under the First Supplemental Facility, Third, to the Term Loan, and Fourth, to the Revolving Credit Loans.

                  SECTION 8. Amendment to Article III of the Credit Agreement. The Borrower and the Lender hereby agree that Article III of the Credit Agreement is amended and restated in full as follows:

                                   ARTICLE III

                      Preparation of Mortgage Documents and

                      Approval of Proposed Hotel Facilities

         Section 3.1.  Recordation and Filing of Mortgage Documents, Etc.
         (a) The Lender shall hold and not record or file any of the Collateral Documents executed by the Borrower and delivered to the Lender (i) pursuant to Section 14 of Amendment No. 2 to the Credit Agreement dated as of October 10, 1997 and Section 23 of

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         Amendment No. 3 to the Credit  Agreement  dated as of November 14, 1997 or (ii) on or after November 19, 1997 pursuant to Section 3.2(b) unless and until a Perfection Event shall have occurred, provided that the Lender may record modifications to the mortgages and deed of trust of record as of the date hereof. On or after the occurrence of a Perfection Event, the Lender may in its absolute discretion cause one or more of such Collateral Documents to be recorded or filed in the appropriate recording or filing office (to the extent recordable or fileable). In addition, the Borrower shall promptly deliver to the Lender upon a Perfection Event, the following with respect to each of the Hotel Facilities:

                  (i) a commitment for a title insurance policy (the "Title Insurance Policy") issued by a title company acceptable to the Lender, in such form and amounts as are reasonably acceptable to the Lender, insuring that the Mortgage covering such property is a valid first priority Lien on such property subject only to such exceptions to title as shall be acceptable to the Lender in its reasonable discretion and containing such endorsements and affirmative insurance as the Lender may reasonably require and as are obtainable in the applicable jurisdiction, and true copies of each document, instrument or certificate required by the terms of each such policy or Mortgage to be, or have been, filed, recorded, executed or delivered in connection therewith;

                  (ii) a current ALTA survey and surveyor's  certification as to
                  such  Hotel   Facility  in  form  and   substance   reasonably
                  satisfactory to the Lender; and

                  (iii) copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements which name the Borrower or any Subsidiary of the Borrower (under its present name or any previous name) as debtor and which are filed in the jurisdictions referred to above, together with copies of such other financing statements (none of which shall cover the Collateral purported to be covered by the Security Agreement).

                  (b) The Borrower shall pay to the Lender, or as the Lender may direct, (i) all title insurance premiums, documentary, stamp or intangible taxes, recording fees and mortgage taxes payable in connection with the recording of any of

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                  the Loan  Documents  or the  issuance  of the Title  Insurance
                  Policies, and (ii) the reasonable fees and out of pocket expenses of counsel to the Lender and local counsel connection with the preparation, execution, review and delivery of the Mortgage Documents.

                  (c) The Borrower, on behalf of itself and each of its Subsidiaries, hereby appoints the Lender its attorney-in-fact to execute, acknowledge and deliver for and in the name of the Borrower or any of its Subsidiaries, as applicable, any and all of the Mortgage Documents for the Collateral Properties and/or the Proposed Hotel Facilities which the Borrower or any of its Subsidiaries fails to execute, acknowledge and/or deliver in accordance with the terms hereof, and this power, being coupled with an interest, shall be irrevocable as long as any part of the Obligations remains unpaid.

         Section 3.2.  Approval of Proposed Hotel Facilities.

                  (a) In the event that the Borrower desires to provide to the Lender as collateral to secure the Borrower's Obligations a Proposed Hotel Facility, the Borrower shall request in writing the Lender's consent, which request shall be accompanied by a Proposed Hotel Facility Statement (together with all documents referred to therein) in respect of the Proposed Hotel Facility and such other information as the Lender may reasonably require. The Lender's consent shall not be unreasonably withheld.

                  (b) Upon the approval of any Proposed Hotel Facility, the Lender shall prepare Mortgage Documents for such Proposed Hotel Facility and the parties shall cooperate in the preparation and delivery of such Mortgage Documents (including, without limitation, ordering commitments for the title insurance policies, ALTA surveys and UCC- searches, obtaining estoppel certificates and retaining counsel, including local counsel for purposes of reviewing the Mortgage Documents and rendering opinions with respect to such documents in form and substance acceptable to the Lender as set forth in Section 4.1(b)). The parties acknowledge and agree that Liens on certain of the Real Estate and Leases may have been or hereafter be granted as collateral security for the Supplemental

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                  Facilities  pursuant  to the  terms  thereof  and  that to the extent mortgage documents are executed and delivered in respect of any such Real Estate or Lease as security for either Supplemental Facility, such Real Estate or Lease shall be deemed to not be collateral for the Loans made pursuant to this Agreement. In addition, the parties acknowledge that Liens on certain Real Estate and Leases have been granted in
                  connection  with  the  issuance  of   $125,000,000   aggregate
                  principal amount of Hospitality Properties Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates Series 1996-C1 and are therefore not available as collateral to secure the repayment of the Loans hereunder or the loans made under the Supplemental Facilities.

         SECTION 9. Amendment to Section 8.2 of the Credit Agreement. (a) The Borrower and the Lender hereby agree that Section 8.2(a)(vi) of the Credit Agreement is amended and restated in its entirety to read as follows:

         (vi) Indebtedness of the Borrower or any of its Subsidiaries arising under the Supplemental Facilities.

         (b) The Borrower and the Lender hereby agree that the following Section 8.2(a)(vii) shall be added to Section 8.2 of the Credit Agreement:

         (vii)  The  mortgage  loan  made  November  25,  1996 in the  aggregate
         principal  amount  of  $125,000,000  by  Column  Financial,   Inc.,  as
         originator, to HPTRI Corporation and HPTWN Corporation, as borrowers.

         SECTION 10. Amendment to Section 10.2 of the Credit Agreement. The Borrower and the Lender hereby agree that the address for the Lender and its copy address appearing in Section 10.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

         If to the Lender, at its address at:

                            277 Park Avenue
                            New York, New York 10172
                            Attention:  James W. Roiter, Managing Director
                            (telecopy number:   212-892-4096)
                            (telephone number:  212-892-4900)


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         with a copy to:    Davis Polk & Wardwell
                            450 Lexington Avenue
                            New York, New York 10017
                            Attention: Thomas Patrick Dore, Jr., Esq.
                            (telecopy number: 212-450-4800)
                            (telephone number: 212-450-4000)

         SECTION 11. Amendment to Exhibits A and B of the Credit Agreement. (a) Exhibit A of the Credit Agreement shall be renamed "Exhibit A-1" and all references to Exhibit A throughout the Credit Agreement shall be deemed to refer to Exhibit A-1. In addition, all references in Exhibit A-1 to "Loans" shall be deemed to refer to "Revolving Credit Loans".

          (b) Attached as Exhibit A hereto is the form of the Term Note, which shall be added to the Credit Agreement as Exhibit A-2.

          (c) The form of the Notice of Borrowing (Exhibit B to the Credit Agreement) is hereby amended and restated to read in full as set forth in the attached Exhibit B.

         SECTION 12. Ratification of Credit Agreement. Except as specifically amended herein, all of the terms, covenants, conditions and stipulations contained in the Credit Agreement and all of the other Loan Documents are hereby ratified and confirmed in all respects and shall continue to apply with full force and effect.

         SECTION 13. Amendments, Waivers, Etc. Neither this Amendment nor any other Loan Document nor any provision hereof or thereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         SECTION 14. Counterparts. This Amendment may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument. The failure of any party listed below to execute, acknowledge or join in this Amendment, or any counterpart hereof, shall not relieve the other signatories from the obligations hereunder.

         SECTION 15. Governing Law. This Amendment is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

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         SECTION 16.  Submission to Jurisdiction.  The Borrower agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Amendment. In furtherance of such agreement, the Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Borrower by registered or certified mail to, or by personal service at, the last known address of the Borrower, whether such address be within or without the jurisdiction of any such court. The Borrower hereby agrees that the venue of any litigation arising in connection with the indebtedness, or in respect of any of the obligations of the Borrower under this Amendment, shall, to the extent permitted by law, be in New York County.

         SECTION 17. Successors and Assigns. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 18. No Partnership. Nothing in this Amendment or any other Loan Document is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

         SECTION 19. Separability. If any term, covenant, provision or condition of this Amendment or any of the other Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant, provision or condition.

         SECTION 20. Waiver of Jury Trial. The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Amendment and every other Loan Document heretofore, now or hereafter executed and/or delivered in connection therewith, the Loans and all other obligations of the Borrower related thereto or in any way related to this transaction or otherwise with respect to the Mortgaged Properties.

         SECTION 21. Non-recourse. THE DECLARATION OF TRUST OF THE BORROWER, DATED MAY 12, 1995, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO ("THE DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE,

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OFFICER,  SHAREHOLDER,  EMPLOYEE OR AGENT OF THE  BORROWER  SHALL BE HELD TO ANY
PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE BORROWER. ALL PERSONS DEALING WITH THE BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         SECTION 22. Conditions to Effectiveness. (a) It shall be a condition to the effectiveness of this Amendment, and the Lender has entered into this Amendment in reliance thereon, that the "Conditions Subsequent" set forth in
Section 14 of Amendment No. 2 dated as of October 10, 1997 shall have been satisfied. The parties expect that the satisfaction of the conditions of said
Section 14 shall result in the satisfaction of the Loan to Value Requirement, provided that nothing herein shall be construed as relieving the Borrower of its obligation to comply with Section 6.5 of the Credit Agreement.

          (b) On or prior to the Term Loan Effective Date, the Lender shall have received the following, each dated the Term Loan Effective Date unless otherwise indicated, in form and substance reasonably satisfactory to the Lender:

                  (i) The Term Note to the order of the Lender.

                  (ii) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the resolutions of its Board of Trustees or Directors, as appropriate, approving each Loan Document to which it is a party, (B) all documents evidencing other necessary trust or corporate action, as appropriate, and required governmental and third party approvals, licenses and consents with respect to each Loan Document to which it is a party and the transactions contemplated thereby, (C) a copy of its and each of its Subsidiaries' declaration of trust, certificates of incorporation and By-Laws, as appropriate, as of the Closing Date, and (D) the names and true signatures of each of its officers who has been authorized to execute and deliver any Loan
         Document or other document required hereunder to be executed and delivered by or on behalf of such Person.

                  (iii) A copy of the declaration of trust or articles or certificate of incorporation, as appropriate, of each Loan Party and of each of its Subsidiaries (if any) which is not a Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party or Subsidiary, together with certificates of such official attesting to the good standing of each such Loan Party and Subsidiary.

                  (iv) A favorable opinion of Sullivan & Worcester, counsel to the Loan Parties, in substantially the form of Exhibit D to the Credit Agreement, and as to such other matters as the Lender may reasonably request, provided that with respect to documents governed by, or other matters concerning the application of, New York law, Sullivan & Worcester shall deliver an addendum to such opinion within twenty (20) days of the Closing Date.

                  (v) An Assignment Agreement in respect of the Management Agreement for each Courtyard Hotel, duly executed by the Borrower or its Subsidiary, as applicable, and the Manager.

                  (vi) Security Agreement in respect of the FF&E Reserves for each Courtyard Hotel, duly executed by the Borrower or its Subsidiary, as applicable, the Operating Lessee and the Manager.

                  (vii) A copy of the Operating Lease and Management Agreement in respect of each Courtyard Hotel, each certified by a Responsible Officer.

                  (viii) Evidence that the insurance required by the terms of the Collateral Documents and by Section 7.4 of the Credit Agreement is in full force and effect.

                  (ix) A certificate, signed by a Responsible Officer of the Borrower, addressing any significant environmental, health and safety violations, hazards or liabilities to which the Borrower or any of its Subsidiaries may be subject and with respect to which the Lender has not previously been informed.

                  (x) A certificate, signed by a Responsible Officer of the Borrower, stating that the statements set forth in Section 4.2 (a) and
         (b) of the Credit Agreement are true and correct on the Closing Date, after giving effect to the Loans being made on the Closing Date.

                  (xi) A guaranty agreement, in form and substance reasonably satisfactory to the Lender, duly executed by each Subsidiary of the Borrower owning a Courtyard Hotel.

                  (xii)  A  stock  pledge  agreement,   in  form  and  substance
         reasonably satisfactory to the Lender, duly executed by each Subsidiary of the Borrower owning a Courtyard Hotel.

                  (xiii) For each Hotel Facility with respect to which a Title Insurance Policy was previously delivered to the Lender pursuant to
         Section 4.2(d)(i) of the Credit Agreement, (A) an endorsement to such policy, insuring that such policy continues to insure the Mortgage of such Hotel Facility as a valid first priority Lien, and (B) a modification of the mortgage or deed of trust confirming that the lien extends to the Term Loans.

                  (xiv) Such additional documents, information and materials as the Lender may reasonably request.

          (c) The Lender shall have received evidence satisfactory to it that all costs and accrued and unpaid fees and expenses (including, without limitation, legal fees and expenses) required to be paid to the Lender to the extent due and payable, have been paid.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            HOSPITALITY PROPERTIES TRUST


                                            By: /s/ Thomas O'Brien
                                                Title: Treasurer and
                                                       Chief Financial Officer

                                            DLJ MORTGAGE CAPITAL, INC.


                                            By: /s/ Dante LaRocca
                                                Title: Senior Vice President

Approved and Agreed:

Subsidiary Guarantor:

HPTCY CORPORATION


By: /s/ Adam Portnoy
    Title: